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                                                                   EXHIBIT 10.23

                             AMENDMENT NO. 1 TO AGREEMENT

               This Amendment No. 1 to Agreement dated as of December 6, 1994 (this "Amendment"), between The Hillhaven Corporation, a Nevada corporation (the "Company"), and _____________ (the "Executive").

                                     WITNESSETH:

               WHEREAS, the Company and the Executive are parties to that certain Agreement dated as of May 24, 1994 (the "Agreement"); and

               WHEREAS, the Agreement provides for certain payments by the Company to the Executive in the event that a Change of Control, as defined in the Agreement, occurs; and

               WHEREAS, the Board of Directors of the Company has authorized the Company to amend all compensation, incentive and benefit plans and other employment arrangements which contain a "Change of Control" provision in the manner set forth below; and

               WHEREAS, the Employee also desires to amend the Agreement in the manner set forth below.

               NOW, THEREFORE, for and in consideration of the premises, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

               1.   Amendment.  The Agreement is hereby amended by deleting
          Section 1 in its entirety and substituting the following in lieu thereof:

                    "1. Definitions. For purposes of this Agreement, the terms set forth in this Section shall have the following meanings:

                         A. A "Change of Control" shall be deemed to occur if any of the following events has occurred:

                              i.   A Person, alone or together with its
                                   Affiliates and Associates, or "group",
                                   within the meaning of Section 13(d)(3)
                                   of the Securities Exchange Act of 1934,
                                   becomes, after the date hereof, the
                                   beneficial owner of 20% or more of the
                                   general voting power of the Company.
                                   Notwithstanding the preceding sentence,







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                                   a Change of Control shall not be deemed
                                   to occur if the "Person" described in
                                   the preceding sentence has acquired 20%
                                   or more of the general voting power of
                                   the Company as consideration in a
                                   transaction or series of related
                                   transactions involving the Company's
                                   acquisition (by stock acquisition,
                                   merger, asset purchase or otherwise) of
                                   one or more businesses approved prior to such transactions or series of transactions by the Incumbent Board (as defined in (ii) below), and, provided that, if such transaction or series of transactions results in the merger, consolidation or reorganization of the Company and such Person, the Company is the surviving entity following such merger, consolidation or reorganization.

                              ii.  Individuals who, as of the date hereof,
                                   constitute the Board (the "Incumbent
                                   Board"), cease for any reason to
                                   constitute at least a majority of the
                                   Board, provided that any person becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board (other than an election or nomination of an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the directors of the Company, as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Securities Exchange Act of
                                   1934) shall be considered as though such person were a member of the Incumbent Board.

                              iii. Consummation or effectiveness of:

                              a. a merger, consolidation or reorganization involving the Company (a "Business
                              Combination"), unless

                                   1.  the stockholders of the Company,
                                   immediately before the Business
                                   Combination, own, directly or indirectly immediately following the Business Combination, at least fifty-one percent (51%) of the combined voting power of the outstanding voting securities of the




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                                   corporation resulting from the Business
                                   Combination (the "Surviving
                                   Corporation") in substantially the same
                                   proportion as their ownership of the
                                   voting securities immediately before the
                                   Business Combination, and

                                   2.  the individuals who were members of
                                   the Incumbent Board immediately prior to the execution of the agreement providing for the Business Combination constitute at least a majority of the members of the Board of Directors of the Surviving Corporation, and

                                   3.  no Person (other than any Person
                                   who, immediately prior to the Business
                                   Combination, had beneficial ownership of twenty percent (20%) or more of the then outstanding Voting Securities) has Beneficial Ownership of twenty percent (20%) or more of the combined voting power of the Surviving Corporation's then outstanding voting securities;

                              b. a complete liquidation or dissolution of the Company; or

                              c.  the sale or other disposition of all or
                              substantially all of the assets of the
                              Company to any Person.

                    B. "Affiliate or Associate" shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934.

                    C. "Person," for the purpose of this Section, means an individual, firm, corporation or other entity or any successor to such entity, but "Person" shall not include the Company, any subsidiary of the Company, any employee benefit plan or employee stock plan (including a trust relating thereto) of the Company or any subsidiary of the Company, or any Person organized, appointed, established or holding Voting Stock by, for or pursuant to the terms of such a plan. "Person" shall also not include National Medical Enterprises, Inc. ("NME"), any subsidiary of NME, any Affiliate or Associate of NME, any employee benefit plan or employee stock plan of NME or any subsidiary of NME to the extent that such entities, individually or collectively, own any or all of (x) the 8,878,147 shares of the Company's common stock (approximately 31% of the general voting power of the Company as of the date hereof) registered in




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                         the name of NME or any subsidiary of NME as of the
                         date of this Agreement, or (y) such additional number of shares of the Company's common stock issued to NME or any subsidiary of NME in exchange for shares of the Company's Series C Preferred Stock or Series D Preferred Stock so long as such exchange has been approved in advance by the Incumbent Board.

               D. "Voting Stock" means shares of the Company's capital stock having general voting power, with "voting power" meaning the power under ordinary circumstances (and not merely upon the happening of a contingency) to vote in the election of directors.

               E. "Cause" shall mean: the willful, substantial, continued and unjustified refusal of the Executive to perform the duties of his or her office to the extent of his or her ability to do so; any conduct on the part of the Executive which constitutes a breach of any statutory or common law duty of loyalty to the Company; any illegal or publicly immoral act by the Executive which materially and adversely affects the business of the Company; the physical or mental disability of the Executive as determined by the Board of Directors of the Company and resulting in his or her inability to perform his or her duties hereunder; or the death of the Executive."

               2. Effect on Agreement. Except as expressly amended by this Amendment, all of the terms and conditions of the Agreement shall remain in full force and effect.

               3. Captions. The captions and headings used herein are for convenience of reference only and shall not be construed in any manner to limit or modify any of the terms hereof.

               4. Counterparts. This Amendment may be executed in counterparts, each of which shall be an original, but all of which together shall constitute but one and the same instrument.

               5. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Washington.

               IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the date first set forth above.


                                   THE HILLHAVEN CORPORATION

                                   By:____________________________________
                                   Its:___________________________________

                                   ______________________________________
                                   Executive